Malone & Bailey, PLLC
Certified Public Accountants
5444 Westheimer Road, Suit 2080
Houston, Texas 77056
(713) 840-1210
FAX (713)840-9034




June 24, 2002

United States Securities and
  Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the statements made under Item 4 of The Amended Form 8-K of Cole Computer Corporation, dated August 31, 2001.



/s/Malone & Bailey, PLLC
------------------------3
Malone & Bailey, PLLC


Houston, TX
June 24, 2002